Exhibit 10.3
SIXTH AMENDMENT
     SIXTH AMENDMENT (this “Amendment”), dated as of February 14, 2008, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the “Credit Agreement”), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the “US Administrative Agent”), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the “Alternate Currency Fronting Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
WITNESSETH:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     II. Amendments to Section 1.1. The following definitions are hereby inserted in appropriate alphabetical order:
          “Pilot SAS”: Pilot SAS, a Société par Actions Simplifiée and a wholly-owned indirect subsidiary of Quiksilver.
          “Pilot SAS Facility”: that certain unsecured one-year credit agreement (Contrat d’ouverture d’un crédit de Trésorerie à 364 jours), dated as of [___________, ___], 2008 among Pilot SAS, Crédit Lyonnais SA, BNP Paribas SA and Société Générale SA .
     III. Amendments to Section 6.2. Section 6.2 is hereby amended by (1) deleting the “and” at the end of clause (m), (2) deleting the “.” at the end of clause (n) and substituting in lieu thereof the phrase “; and”, and (3) inserting a new clause (o) to read as follows:
“(o) Guarantee Obligations of Quiksilver in connection with the Pilot SAS Facility in an amount not to exceed the US Dollar Equivalent of €130,000,000.”

     IV. Amendment to Section 6.8. Section 6.8 is hereby amended by inserting the parenthetical “(other than the transactions permitted under Section 6.2(o) hereof)” immediately after the phrase “enter into any transaction”.
     V. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) on which the Borrowers and the Majority Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment.
     VI. Representations and Warranties. (i) The Borrowers hereby represent and warrant that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. (ii) The Borrowers hereby represent and warrant that they will deliver, or cause to be delivered, to the US Administrative Agent and the Lenders a copy of the fully executed Pilot SAS Facility as soon as available but in any event within 5 days after execution thereof.
     VII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     VIII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUIKSILVER, INC.
By:
Name:
Title:

QUIKSILVER AMERICAS, INC.
By:
Name:
Title:

Sixth Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender
By:
Name:
Title:

Sixth Amendment Signature Page

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender
By:
Name:
Title:

Sixth Amendment Signature Page

UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and as a Lender
By:
Name:
Title:

Sixth Amendment Signature Page

ALLIED IRISH BANK
By:
Name:
Title:

Sixth Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORP.
By:
Name:
Title:

Sixth Amendment Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION
By:
Name:
Title:

Sixth Amendment Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK
By:
Name:
Title:

By:
Name:
Title:

Sixth Amendment Signature Page

CALYON NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

Sixth Amendment Signature Page

NATIXIS (F/K/A NATEXIS BANQUES POPULAIRES)
By:
Name:
Title:

By:
Name:
Title:

Sixth Amendment Signature Page

BNP-PARIBAS
By:
Name:
Title:

Sixth Amendment Signature Page

SOCIETE GENERALE
By:
Name:
Title:

Sixth Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:

Sixth Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

QS RETAIL, INC.
By:
Name:
Title:

QS WHOLESALE, INC.
By:
Name:
Title:

DC SHOES, INC.
By:
Name:
Title:

HAWK DESIGNS, INC.
By:
Name:
Title:

MERVIN MANUFACTURING, INC.
By:
Name:
Title:

FIDRA, INC.
By:
Name:
Title:

ROSSIGNOL SKI COMPANY INCORPORATED
By:
Name:
Title:

Sixth Amendment Signature Page

SKIS DYNASTAR, INC.
By:
Name:
Title:

Sixth Amendment Signature Page